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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2000
                                                          ----------------

                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                      1-12082             13-0853260
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(STATE OR OTHER JURISDICTION            (COMMISSION         (I.R.S. EMPLOYER
OF INCORPORATION)                       FILE NUMBER)      IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                     07087
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          (ADDRESS OF PRINCIPAL                                  (ZIP CODE)
           EXECUTIVE OFFICES)



           REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 5.  OTHER EVENTS.

         On March 1, 2000 Hanover Direct, Inc., a Delaware corporation, increased the size of its Board of Directors from eleven (11) to twelve (12) members and elected Basil P. Regan to fill the newly created directorship.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 20. Other documents or statements to security holders. Press Release dated March 6, 2000 in regard to election of Basil Regan to Board of Directors of Hanover Direct, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HANOVER DIRECT, INC.
                                            ------------------------
                                                   (Registrant)

Date:  March 10, 2000                       By:  /s/ Brian C. Harriss

                                            -------------------------
                                            Name:  Brian C. Harriss
                                            Title: Senior Vice President
                                                   & Chief Financial Officer